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                               AMENDMENT NO. 1 TO
                            ASSET PURCHASE AGREEMENT
                            (212 Certificate Company)

     AMENDMENT NO. I (this "AMENDMENT"), dated as of February 23, 1999, TO ASSET PURCHASE AGREEMENT, dated as of September 15,1998, between PARK AVENUE RECEIVABLES CORPORATION, a Delaware corporation (hereinafter, together with its successors and assigns, called the "COMPANY") and THE CHASE MANHATTAN BANK, a New York banking corporation, as Funding Agent and as APA Bank thereunder (hereinafter, together with its successors and assigns in such capacities, the "FUNDING AGENT" and the "APA BANK", respectively).

                                  WITNESSETH:

          WHEREAS, the Company, the Funding Agent and the APA Bank have entered into an Asset Purchase Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "AGREEMENT");

          WHEREAS, the Company has requested that the Commitment be increased from $510,000,000 to $612,000,000, and the APA Bank has agreed to such request on the terms and conditions set forth in the Agreement; and

          WHEREAS, in order to effectuate the increase in the Commitment, the parties hereto wish to amend the Agreement as hereinafter provided.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.


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          SECTION 2. AMENDMENTS TO AGREEMENT.

          The Agreement is hereby amended, effective on the first day on which each of the Company, the Funding Agent and the APA Bank receives executed counterparts of this Amendment, as follows:

          (a) Section 1.2 of the Agreement shall be amended in the definition of "Commitment" by deleting the reference to "$510,000,000" therein and by replacing it with "$612,000,000".

          SECTION 3. EXECUTION IN COUNTERPARTS.

          This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          SECTION 4. CONSENTS: BINDING EFFECT.

          The execution and delivery by the Company, the Funding Agent and the APA Bank of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          SECTION 5. GOVERNING LAW.

          This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. SEVERABILITY OF PROVISIONS.

          Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


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          SECTION 7. CAPTIONS.

          The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 8. AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT.

          Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof, "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.




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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 1 to the Asset Purchase Agreement to be executed as of the date and year first above written.


                                          PARK AVENUE RECEIVABLES
                                          CORPORATION, as Company


                                          By /s/ Andrew L. Stidd
                                            -----------------------------------
                                           Name:     Andrew L. Stidd
                                           Title:    President


                                          THE CHASE MANHATTAN BANK, as
                                           Funding Agent


                                          By /s/ Andrew Taylor
                                            -----------------------------------
                                           Name:     Andrew Taylor
                                           Title:    Vice President


                                          THE CHASE MANHATTAN BANK, as
                                           APA Bank


                                          By /s/ Bradley S. Schwartz
                                            -----------------------------------
                                           Name:     Bradley S. Schwartz
                                           Title:    Vice President